DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Mar 31, 2021 vs. Mar 31, 2020
EARNINGS SUMMARY
Interest Income	$2,646	$2,760	$2,681	$2,672	$2,982	($336)	(11%)
Interest Expense	316	383	416	482	584	(268)	(46%)
Net Interest Income	2,330	2,377	2,265	2,190	2,398	(68)	(3%)
Discount/Interchange Revenue	766	811	752	622	694	72	10%
Rewards Cost	525	569	514	385	478	47	10%
Discount and Interchange Revenue, net	241	242	238	237	216	25	12%
Protection Products Revenue	43	45	44	44	47	(4)	(9%)
Loan Fee Income	107	110	100	85	119	(12)	(10%)
Transaction Processing Revenue	51	52	50	49	44	7	16%
Other Income	23	(2)	17	57	64	(41)	(64%)
Total Non-Interest Income	465	447	449	472	490	(25)	(5%)

Revenue Net of Interest Expense	2,795	2,824	2,714	2,662	2,888	(93)	(3%)

Provision for Credit Losses	(365)	531	750	2,046	1,807	(2,172)	(120%)

Employee Compensation and Benefits	506	504	471	452	467	39	8%
Marketing and Business Development	154	159	140	129	231	(77)	(33%)
Information Processing & Communications	109	198	111	117	114	(5)	(4%)
Professional Fees	182	192	151	181	193	(11)	(6%)
Premises and Equipment	24	30	26	27	30	(6)	(20%)
Other Expense	106	195	106	171	124	(18)	(15%)
Total Operating Expense	1,081	1,278	1,005	1,077	1,159	(78)	(7%)

Income/ (Loss) Before Income Taxes	2,079	1,015	959	(461)	(78)	2,157	NM
Tax Expense	486	216	188	(93)	(17)	503	NM
Net Income/ (Loss)	$1,593	$799	$771	($368)	($61)	$1,654	NM

Net Income/ (Loss) Allocated to Common Stockholders	$1,546	$794	$751	($369)	($78)	$1,624	NM

Effective Tax Rate	23.4%	21.3%	19.6%	20.2%	22.0%

Net Interest Margin	10.75%	10.63%	10.19%	9.81%	10.21%	54	bps
Operating Efficiency	38.7%	45.2%	37.0%	40.5%	40.1%	(140)	bps
ROE	56%	30%	31%	(15)%	(2)%
ROCE	59%	33%	34%	(16)%	(3)%
Capital Returned to Common Stockholders	$232	$119	$117	$136	$468	($236)	(50%)
Payout Ratio	15%	15%	16%	(37)%	(604)%

Ending Common Shares Outstanding	306	307	306	306	306	—	—%
Weighted Average Common Shares Outstanding	307	307	306	306	308	(1)	—%
Weighted Average Common Shares Outstanding (fully diluted)	307	307	306	306	308	(1)	—%

PER SHARE STATISTICS
Basic EPS	$5.04	$2.59	$2.45	($1.20)	($0.25)	$5.29	NM
Diluted EPS	$5.04	$2.59	$2.45	($1.20)	($0.25)	$5.29	NM
Common Dividends Declared Per Share	$0.44	$0.44	$0.44	$0.44	$0.44	$—	—%
Common Stock Price (period end)	$94.99	$90.53	$57.78	$50.09	$35.67	$59.32	166%
Book Value per share	$39.72	$35.50	$33.45	$31.47	$31.55	$8.17	26%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Mar 31, 2021 vs. Mar 31, 2020
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities [1]	$30,106	$25,703	$38,991	$28,201	$21,993	$8,113	37%
Total Loan Receivables	86,347	90,449	88,660	88,927	92,963	(6,616)	(7%)
Allowance for Credit Losses	(7,347)	(8,226)	(8,226)	(8,184)	(6,913)	(434)	(6%)
Net Loan Receivables	79,000	82,223	80,434	80,743	86,050	(7,050)	(8%)
Premises and Equipment, net	1,021	1,027	1,121	1,115	1,070	(49)	(5%)
Goodwill and Intangible Assets, net	350	350	350	351	410	(60)	(15%)
Other Assets	3,394	3,586	3,453	3,382	3,134	260	8%
Total Assets	$113,871	$112,889	$124,349	$113,792	$112,657	$1,214	1%

Liabilities & Stockholders' Equity
Certificates of Deposits [2]	$16,681	$18,526	$19,661	$20,848	$20,703	($4,022)	(19%)
Savings, Money Market, and Other Deposits [2]	47,420	44,971	43,282	40,266	36,003	11,417	32%
Direct to Consumer Deposits [2]	64,101	63,497	62,943	61,114	56,706	7,395	13%
Brokered Deposits and Other Deposits	12,644	13,407	15,072	16,250	16,712	(4,068)	(24%)
Deposits	76,745	76,904	78,015	77,364	73,418	3,327	5%
Short-term Borrowings [3]	—	—	10,700	—	—	—	NM
Securitized Borrowings	10,804	10,840	11,425	12,766	13,939	(3,135)	(22%)
Other Borrowings	10,207	10,401	10,416	10,428	12,159	(1,952)	(16%)
Borrowings	21,011	21,241	32,541	23,194	26,098	(5,087)	(19%)
Accrued Expenses and Other Liabilities	3,961	3,860	3,541	3,591	3,476	485	14%
Total Liabilities	101,717	102,005	114,097	104,149	102,992	(1,275)	(1%)
Total Equity	12,154	10,884	10,252	9,643	9,665	2,489	26%
Total Liabilities and Stockholders' Equity	$113,871	$112,889	$124,349	$113,792	$112,657	$1,214	1%

LIQUIDITY
Liquidity Portfolio [4]	$28,196	$24,411	$25,759	$26,853	$19,430	$8,766	45%
Private Asset-backed Securitizations	6,000	6,000	6,000	6,000	6,000	—	—%
Federal Home Loan Bank Borrowing Capacity	1,127	—	—	—	—	1,127	NM
Federal Reserve Discount Window [5]	32,457	32,930	32,635	32,830	34,712	(2,255)	(6%)
Undrawn Credit Facilities [5]	39,584	38,930	38,635	38,830	40,712	(1,128)	(3%)
Total Liquidity	$67,780	$63,341	$64,394	$65,683	$60,142	$7,638	13%

1 Numbers for the quarter ending September 30, 2020 includes $10.7 billion of agency pass-through residential mortgage-backed securities (RMBS) received in connection with a securities lending transaction entered into in September 2020

2 Includes Affinity relationships

3 Represents the obligation to return the agency pass-through RMBS received from the counterparty of the securities lending transaction. The Company returned the RMBS when the securities lending transaction expired in November 2020

4 Excludes U.S. Treasury securities that have been pledged as collateral in the securities lending transaction

5 Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Mar 31, 2021 vs. Mar 31, 2020
BALANCE SHEET STATISTICS
Total Common Equity	$11,098	$9,828	$9,196	$8,587	$9,102	$1,996	22%
Total Common Equity/Total Assets	9.7%	8.7%	7.4%	7.5%	8.1%
Total Common Equity/Net Loans	14.0%	12.0%	11.4%	10.6%	10.6%

Tangible Assets	$113,521	$112,539	$123,999	$113,441	$112,247	$1,274	1%
Tangible Common Equity [1]	$10,748	$9,478	$8,846	$8,236	$8,692	$2,056	24%
Tangible Common Equity/Tangible Assets [1]	9.5%	8.4%	7.1%	7.3%	7.7%
Tangible Common Equity/Net Loans [1]	13.6%	11.5%	11.0%	10.2%	10.1%
Tangible Common Equity per share [1]	$35.12	$30.91	$28.86	$26.88	$28.38	$6.74	24%

	Basel III
	Quarter Ended
REGULATORY CAPITAL RATIOS [2]	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Total Risk Based Capital Ratio	18.0%	16.1%	15.2%	14.7%	13.7%
Tier 1 Risk Based Capital Ratio	16.1%	14.3%	13.3%	12.9%	11.9%
Tier 1 Leverage Ratio	12.2%	10.9%	10.6%	10.0%	9.9%
Common Equity Tier 1 Capital Ratio	14.9%	13.1%	12.2%	11.7%	11.3%

1 Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

2 Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Mar 31, 2021 vs. Mar 31, 2020
AVERAGE BALANCES
Assets
Cash and Investment Securities	$27,927	$30,245	$27,841	$25,681	$17,977	$9,950	55%
Restricted Cash	136	121	775	226	627	(491)	(78%)
Credit Card Loans	68,723	69,997	69,643	70,848	75,337	(6,614)	(9%)
Private Student Loans	10,211	9,952	9,790	9,826	9,992	219	2%
Personal Loans	7,075	7,197	7,255	7,475	7,704	(629)	(8%)
Other Loans	1,896	1,814	1,734	1,622	1,468	428	29%
Total Loans	87,905	88,960	88,422	89,771	94,501	(6,596)	(7%)
Total Interest Earning Assets	115,968	119,326	117,038	115,678	113,105	2,863	3%
Allowance for Credit Losses	(8,214)	(8,222)	(8,183)	(6,927)	(5,851)	(2,363)	(40%)
Other Assets	6,165	6,050	5,981	5,717	5,661	504	9%
Total Assets	$113,919	$117,154	$114,836	$114,468	$112,915	$1,004	1%

Liabilities and Stockholders' Equity
Certificates of Deposits [1]	$17,682	$19,032	$20,295	$20,939	$19,688	($2,006)	(10%)
Savings, Money Market, and Other Deposits [1]	45,020	43,489	41,256	37,874	35,534	9,486	27%
Direct to Consumer Deposits [1]	62,702	62,521	61,551	58,813	55,222	7,480	14%
Brokered Deposits and Other Deposits	12,621	13,711	15,271	16,429	16,756	(4,135)	(25%)
Total Interest-bearing Deposits	75,323	76,232	76,822	75,242	71,978	3,345	5%
Short-term Borrowings	1	3,722	350	—	1	—	—
Securitized Borrowings	10,826	10,945	12,115	12,960	14,087	(3,261)	(23%)
Other Long-term Borrowings	10,360	10,409	10,426	11,375	11,790	(1,430)	(12%)
Total Interest-bearing Liabilities	96,510	101,308	99,713	99,577	97,856	(1,346)	(1%)
Other Liabilities & Stockholders' Equity	17,409	15,846	15,123	14,891	15,059	2,350	16%
Total Liabilities and Stockholders' Equity	$113,919	$117,154	$114,836	$114,468	$112,915	$1,004	1%

AVERAGE YIELD
Assets
Cash and Investment Securities	0.79%	1.14%	0.90%	0.94%	1.80%	(101)	bps
Restricted Cash	0.03%	0.05%	0.09%	0.25%	1.06%	(103)	bps
Credit Card Loans	12.71%	12.65%	12.40%	12.34%	12.90%	(19)	bps
Private Student Loans	7.37%	7.40%	7.40%	7.46%	8.24%	(87)	bps
Personal Loans	12.83%	13.01%	13.03%	12.40%	13.27%	(44)	bps
Other Loans	5.94%	6.02%	6.25%	6.49%	6.73%	(79)	bps
Total Loans	11.96%	11.96%	11.78%	11.70%	12.34%	(38)	bps
Total Interest Earning Assets	9.25%	9.20%	9.11%	9.29%	10.60%	(135)	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Certificates of Deposits [1]	1.57%	1.80%	2.02%	2.22%	2.36%	(79)	bps
Savings, Money Market, and Other Deposits [1]	0.45%	0.57%	0.86%	1.29%	1.64%	(119)	bps
Direct to Consumer Deposits [1]	0.77%	0.94%	1.25%	1.62%	1.90%	(113)	bps
Brokered Deposits and Other Deposits	2.37%	2.38%	2.47%	2.52%	2.71%	(34)	bps
Total Interest-bearing Deposits	1.04%	1.20%	1.49%	1.81%	2.09%	(105)	bps
Short-term Borrowings	0.15%	3.10%	3.10%	0.25%	1.71%	(156)	bps
Securitized Borrowings	1.07%	1.06%	1.04%	1.24%	2.28%	(121)	bps
Other Long-term Borrowings	3.72%	3.60%	3.60%	3.63%	4.45%	(73)	bps
Total Interest-bearing Liabilities	1.33%	1.50%	1.66%	1.95%	2.40%	(107)	bps
Net Interest Margin	10.75%	10.63%	10.19%	9.81%	10.21%	54	bps
Net Yield on Interest-earning Assets	8.15%	7.93%	7.70%	7.61%	8.53%	(38)	bps

[1] Includes Affinity relationships
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Mar 31, 2021 vs. Mar 31, 2020
TOTAL LOAN RECEIVABLES
Ending Loans [1]	$86,347	$90,449	$88,660	$88,927	$92,963	($6,616)	(7%)
Average Loans [1]	$87,905	$88,960	$88,422	$89,771	$94,501	($6,596)	(7%)

Interest Yield	11.96%	11.96%	11.78%	11.70%	12.34%	(38)	bps
Gross Principal Charge-off Rate	3.45%	3.17%	3.78%	4.26%	4.15%	(70)	bps
Net Principal Charge-off Rate	2.48%	2.38%	3.00%	3.44%	3.27%	(79)	bps
Delinquency Rate (30 or more days)	1.67%	1.89%	1.77%	1.98%	2.39%	(72)	bps
Delinquency Rate (90 or more days)	0.85%	0.88%	0.80%	1.03%	1.18%	(33)	bps
Gross Principal Charge-off Dollars	$747	$709	$842	$950	$975	($228)	(23%)
Net Principal Charge-off Dollars	$537	$531	$668	$767	$769	($232)	(30%)
Net Interest and Fee Charge-off Dollars	$118	$113	$141	$169	$178	($60)	(34%)
Loans Delinquent 30 or more days	$1,438	$1,705	$1,567	$1,763	$2,218	($780)	(35%)
Loans Delinquent 90 or more days	$732	$795	$708	$916	$1,095	($363)	(33%)

Allowance for Credit Losses (period end)	$7,347	$8,226	$8,226	$8,184	$6,913	$434	6%
Reserve Change Build/ (Release) [2,3]	($879)	$—	$42	$1,271	$1,069	($1,948)
Reserve Rate	8.51%	9.09%	9.28%	9.20%	7.44%	107	bps

CREDIT CARD LOANS
Ending Loans	$67,304	$71,472	$69,656	$70,201	$73,811	($6,507)	(9%)
Average Loans	$68,723	$69,997	$69,643	$70,848	$75,337	($6,614)	(9%)

Interest Yield	12.71%	12.65%	12.40%	12.34%	12.90%	(19)	bps
Gross Principal Charge-off Rate	3.91%	3.53%	4.33%	4.84%	4.64%	(73)	bps
Net Principal Charge-off Rate	2.80%	2.63%	3.45%	3.90%	3.65%	(85)	bps
Delinquency Rate (30 or more days)	1.85%	2.07%	1.91%	2.17%	2.62%	(77)	bps
Delinquency Rate (90 or more days)	1.01%	1.03%	0.93%	1.21%	1.38%	(37)	bps
Gross Principal Charge-off Dollars	$663	$621	$759	$852	$869	($206)	(24%)
Net Principal Charge-off Dollars	$474	$463	$604	$688	$683	($209)	(31%)
Loans Delinquent 30 or more days	$1,245	$1,478	$1,328	$1,523	$1,935	($690)	(36%)
Loans Delinquent 90 or more days	$680	$739	$650	$846	$1,016	($336)	(33%)

Allowance for Credit Losses (period end)	$5,640	$6,491	$6,491	$6,491	$5,306	$334	6%
Reserve Change Build/ (Release) [2]	($851)	$—	$—	$1,185	$756	($1,607)
Reserve Rate	8.38%	9.08%	9.32%	9.25%	7.19%	119	bps
Total Discover Card Volume	$40,334	$43,581	$39,783	$33,105	$37,474	$2,860	8%
Discover Card Sales Volume	$37,744	$40,957	$37,134	$30,721	$33,988	$3,756	11%
Rewards Rate	1.38%	1.38%	1.38%	1.24%	1.40%	(2)	bps

[1] Total Loans includes Home Equity and other loans
[2] Excludes January 1, 2020 CECL day one impact
[3] Excludes any build/release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company's condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Mar 31, 2021 vs. Mar 31, 2020
PRIVATE STUDENT LOANS
Organic Student Loans	$9,254	$8,989	$8,989	$8,635	$8,790	$464	5%
Purchased Student Loans	899	965	1,027	1,095	1,167	(268)	(23%)
Total Private Student Loans	$10,153	$9,954	$10,016	$9,730	$9,957	$196	2%

Interest Yield	7.37%	7.40%	7.40%	7.46%	8.24%	(87)	bps
Net Principal Charge-off Rate [1]	0.53%	0.71%	0.58%	0.62%	0.68%	(15)	bps
Delinquency Rate (30 or more days)	1.20%	1.39%	1.49%	1.57%	1.75%	(55)	bps

Reserve Rate	8.49%	8.43%	8.38%	8.21%	7.68%	81	bps

PERSONAL LOANS
Ending Loans	$6,961	$7,177	$7,211	$7,316	$7,651	($690)	(9%)

Interest Yield	12.83%	13.01%	13.03%	12.40%	13.27%	(44)	bps
Net Principal Charge-off Rate	2.80%	2.79%	2.69%	3.43%	3.59%	(79)	bps
Delinquency Rate (30 or more days)	0.84%	1.08%	1.10%	1.07%	1.31%	(47)	bps

Reserve Rate	11.55%	11.94%	11.89%	11.71%	10.55%	100	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Mar 31, 2021 vs. Mar 31, 2020
DIGITAL BANKING
Interest Income	$2,646	$2,760	$2,681	$2,672	$2,982	($336)	(11%)
Interest Expense	316	383	416	482	584	(268)	(46%)
Net Interest Income	2,330	2,377	2,265	2,190	2,398	(68)	(3%)
Non-Interest Income	379	368	371	354	366	13	4%
Revenue Net of Interest Expense	2,709	2,745	2,636	2,544	2,764	(55)	(2%)
Provision for Credit Losses	(365)	531	750	2,046	1,807	(2,172)	(120%)
Total Operating Expense	1,047	1,223	969	982	1,118	(71)	(6%)
Income/ (Loss) Before Income Taxes	$2,027	$991	$917	($484)	($161)	$2,188	NM

Net Interest Margin	10.75%	10.63%	10.19%	9.81%	10.21%	54	bps
Pretax Return on Loan Receivables	9.36%	4.44%	4.13%	(2.17)%	(0.69)%	1,005	bps

Allowance for Credit Losses (period end)	$7,347	$8,226	$8,226	$8,184	$6,913	$434	6%
Reserve Change Build/ (Release) [1]	($879)	$0	$42	$1,271	$1,069	($1,948)

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM
Non-Interest Income	86	79	78	118	124	(38)	(31%)
Revenue Net of Interest Expense	86	79	78	118	124	(38)	(31%)
Provision for Credit Losses	—	—	—	—	—	—	NM
Total Operating Expense	34	55	36	95	41	(7)	(17%)
Income/ (Loss) Before Income Taxes	$52	$24	$42	$23	$83	($31)	(37%)

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	678	735	679	565	645	33	5%
PULSE Network	1,310	1,286	1,270	1,209	1,189	121	10%
Total	$1,988	$2,021	$1,949	$1,774	$1,834	$154	8%

NETWORK VOLUME
PULSE Network	$60,399	$55,055	$54,993	$52,859	$49,174	$11,225	23%
Network Partners	9,629	8,740	8,917	7,280	6,980	2,649	38%
Diners Club International [2]	5,897	6,321	5,839	4,339	7,737	(1,840)	(24)%
Total Payment Services	75,925	70,116	69,749	64,478	63,891	12,034	19%
Discover Network - Proprietary	39,202	42,526	38,699	32,349	35,180	4,022	11%
Total	$115,127	$112,642	$108,448	$96,827	$99,071	$16,056	16%

[1] Excludes January 1, 2020 CECL day one impact
[2] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total operating expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
GAAP Total Common Equity	$11,098	$9,828	$9,196	$8,587	$9,102
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(95)	(95)	(95)	(96)	(155)
Tangible Common Equity [1]	$10,748	$9,478	$8,846	$8,236	$8,692

GAAP Book Value Per Share	$39.72	$35.50	$33.45	$31.47	$31.55
Less: Goodwill	(0.84)	(0.84)	(0.84)	(0.83)	(0.82)
Less: Intangibles	(0.31)	(0.31)	(0.31)	(0.31)	(0.51)
Less: Preferred Stock	(3.45)	(3.44)	(3.44)	(3.45)	(1.84)
Tangible Common Equity Per Share	$35.12	$30.91	$28.86	$26.88	$28.38

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms